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                                                                   Exhibit 10.30

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE REGISTERED HOLDER OF THIS WARRANT HAS AGREED THAT NO SALE, PLEDGE OR OTHER TRANSFER OF THIS WARRANT OR ANY OF SAID SHARES MAY BE MADE WITHOUT REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, UNLESS THE HOLDER SHALL DELIVER TO THE ISSUER AN OPINION (IN FORM SATISFACTORY TO THE ISSUER) OF COUNSEL SATISFACTORY TO THE ISSUER THAT NO SUCH REGISTRATION IS REQUIRED.

                              SCREAMINGMEDIA INC.

                         COMMON STOCK PURCHASE WARRANT

Warrant No. 4                                                     100,000 Shares
                                             Subject to Adjustment in the Manner
                                                                 Described Below

                    This certifies that, for value received,

                            601 WEST ASSOCIATES, LLC

or its assigns, are entitled, subject to the terms and conditions hereinafter set forth, at or before 5:00 p.m., New York time, on July 13, 2003, but not thereafter, to purchase up to 100,000 shares (the Shares) of Common Stock, par value $.01 per share (Common Stock), of ScreamingMedia Inc., a Delaware corporation (the Company). The purchase price payable upon the exercise of this Warrant shall initially be $10.00 per share, said amount being subject to adjustment as described herein (the Warrant Price).

     Upon delivery of this Warrant with the Purchase Form attached hereto duly executed, together with payment of the Warrant Price for the shares of Common Stock thereby purchased, at the principal office of the Company (which is located at the Company's address as set forth in Section 10) or at such other address as the Company may designate by notice in writing to the registered holder hereof (the Holder), the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased. All Shares issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect thereto.

     This Warrant is subject to the following terms and conditions:
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SECTION 1. TRANSFERABILITY AND FORM OF WARRANT

     1.1. Registration. This Warrant is numbered and registered on the books of the Company. The Company shall be entitled to treat the Holder as the sole owner of this Warrant for all purposes and, unless the provisions of Section 1.2 shall be complied with, shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person, and shall not be liable for any registration of transfer of this Warrant which is to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer.

     1.2. Transfer. Neither this Warrant nor any securities purchased upon exercise of this Warrant may be transferred unless (i) such transfer is registered under the Securities Act and any applicable state securities or blue sky laws, (ii) an opinion of counsel, satisfactory to the Company, to the effect that the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws has been delivered to the Company, or (iii) the Company otherwise satisfies itself that such transfer is exempt from registration. This Warrant, any replacement hereof and any certificate representing a security issued pursuant to the exercise hereof, shall bear a legend substantially to the foregoing effect.

SECTION 2. EXCHANGE OF WARRANT CERTIFICATE

     This Warrant certificate may be exchanged for another certificate or certificates entitling the Holder to purchase a like aggregate number of Shares as this certificate then entitles the Holder to purchase. Any Holder of this Warrant desiring to exchange this Warrant certificate shall make such request in writing delivered to the Company, and shall surrender this certificate, properly endorsed, to the Company. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested.

SECTION 3. TERM OF WARRANT; EXERCISE OF WARRANT

     Subject to the terms of this Warrant, the Holder shall have the right, at any time during the period commencing at 9:00 a.m., New York time, on the date hereof, until 5:00 p.m., New York time, on June 13, 2003 (the "Termination Date"), to purchase from the Company the number of fully paid and nonassessable Shares to which the Holder may at the time be entitled to purchase pursuant to this Warrant, upon surrender, to the Company at this principal office, of this Warrant certificate, together with the Purchase Form attached hereto duly completed and signed, and upon payment to the Company of the Warrant Price for the number of Shares in respect of which this Warrant is then being exercised. Payment of the aggregate Warrant Price shall be made in cash, by certified or cashier's check, or by wire transfer, or a combination thereof.

     Upon surrender of this Warrant and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch, to or upon the written order of the Holder and (subject to the restrictive legend on the first page of this Warrant) in such name or names
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as the Holder may designate, a certificate or certificates for the number of full Shares so purchased upon the exercise of this Warrant, together with cash, as provided in Section 8 hereof, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of this Warrant and payment of the Warrant Price as aforesaid; provided that if, at the date of surrender of this Warrant and payment of such Warrant Price, the transfer books for the Shares or other class of stock purchasable upon the exercise of this Warrant shall be closed, the certificates for the Shares in respect of which this Warrant is then exercised shall be issuable as of the date on which such books shall next be opened (whether before or after the Termination Date) and until such date the Company shall be under no duty to deliver any certificate for such Shares; and provided further that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty days. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Holder, either in full or from time to time in part and, in the event that this Warrant is exercised in respect of fewer than all of the Shares at any time prior to the date of expiration of this Warrant, a new Warrant certificate to purchase the remaining Shares will be issued.

SECTION 4. PAYMENT OF TAXES

     The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Shares upon the exercise of this Warrant; provided that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in such issuance.

SECTION 5. MUTILATED OR MISSING WARRANT

     In case the certificate evidencing this Warrant shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of this certificate if it is mutilated, or in lieu of and substitution for this certificate if it is lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant and indemnity, if requested, also satisfactory to the Company. Applicants for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

SECTION 6. RESERVATION OF SHARES

     There have been reserved, and the Company shall at all times keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. Any transfer agent for the Common Stock or for any other shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a photocopy of this Warrant on file with any transfer agent for the Common Stock or for any shares of

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the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant.

SECTION 7. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES

     7.1 Adjustments. The Warrant Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

     (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     (b) No adjustment in the number of shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1 percent in the number of Shares purchasable upon the exercise of this Warrant; provided that any adjustments which by reason of this paragraph (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     (c) Whenever the number of Shares purchasable upon the exercise of this Warrant is adjusted as herein provided, the Warrant Price per Share payable upon exercise of this Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

     (d) For the purpose of this subsection, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company on the date of this Warrant, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this subsection 7.1, the Holder shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of this Warrant, and the Warrant Price of such shares, shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in paragraphs (a) through (c), inclusive, above, and the provisions of Section 3 and subsection 7.2 with respect to the shares shall apply on like terms to any such other shares.

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     7.2 No Adjustment for Dividends. Except as provided in subsection 7.1, no adjustment in respect of any dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

     7.3 Lock Up. In connection with the Company's initial public offering, warrant holder agrees not to sell or to offer to sell any securities of the Company for 180 days following the closing of the initial public offering except with the written consent of the Company or its underwriters and to execute the lock-up agreement attached hereto as Exhibit A.

SECTION 8. FRACTIONAL INTERESTS

     The Company shall not be required to issue fractional Shares on the exercise of this Warrant. If more than one of the Warrants shall be presented for exercise in full at the same time by the same Holder, the number of full Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Shares represented by this Warrant and the other Warrants so presented. If any fraction of a Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Price per Share (as defined below) multiplied by such fraction.

     For the purposes of this Warrant, the Current Market Price per share of Common Stock of the Company at any date shall be deemed to be (i) if the shares of Common Stock are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ National Market System, the average of the mean between the bid and asked price per share, as reported by The National Quotation Bureau, Incorporated, or an equivalent generally accepted reporting service, for the twenty (20) consecutive trading days immediately preceding the date for which the determination of Current Market Price is to be made, or, (ii) if the shares of Common Stock are traded on a national securities exchange or in the NASDAQ National Market System, the average daily per share closing price on the principal national securities exchange on which they are so listed or in the NASDAQ National Market System, as the case may be, for the twenty (20) consecutive trading days immediately preceding the date for which the determination of Current Market Price is to be made. The closing price referred to in clause (ii) above shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the principal national securities exchange on which the shares of Common Stock are then listed or in the NASDAQ National Market System. If the Current Market Price cannot be determined in accordance with the foregoing, it shall be the fair market value per share of Common Stock as determined in good faith by the Company's Board of Directors.

SECTION 9. NO RIGHT AS STOCKHOLDERS; NOTICES TO HOLDER

     Nothing contained in this Warrant shall be construed as conferring upon the Holder or the Holder's transferees the right to vote or to receive dividends or to consent or to receive notice as


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stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following events shall occur:

     (a) any action which would require an adjustment pursuant to subsection 7.1, or

     (b) a dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets, and business as an entirety) shall be proposed;

the Company shall in each such case give notice in writing of such event to the Holders as provided herein. Failure to publish or mail such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution, or subscription rights or proposed dissolution, liquidation or winding up.


SECTION 10. NOTICES

     (a) Any notice to the Company pursuant to this Warrant shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested, to the Company at 601 West 26th Street, 13th Floor, New York, New York 10001, Attention: Chief Financial Officer. The Company may from time to time change the address to which such notices are to be delivered or mailed hereunder by notice to the Holder in accordance with paragraph (b) below.

     (b) Any notice pursuant to this Warrant by the Company to the Holder shall be in writing and shall be deemed to have been duly given if mailed, postage prepaid, to the Holder at the Holder's address on the books of the Company.


SECTION 11. SUPPLEMENTS AND AMENDMENTS

     The Company may from time to time supplement or amend this Warrant, without the approval of the Holder, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Warrant and which shall not adversely affect the interest of the Holder. Only a written instrument executed by the Company and the Holder may make any other amendment to this Warrant.


SECTION 12. SUCCESSORS

     All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.





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SECTION 13. APPLICABLE LAW

     THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     SECTION 14. INVESTMENT INTENT

     By accepting this Warrant, the Holder represents that it is acquiring this Warrant for investment and not with a view to, or for sale in connection with, any distribution thereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by the officer named below and its corporate seal to be affixed thereto.

Date: July 14, 2000


                                   SCREAMINGMEDIA INC.


                                   By: /s/ David Obstler
                                      ______________________________

                                      Name:  David Obstler
                                      Title: Chief Financial Officer




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                              SCREAMINGMEDIA INC.
                         COMMON STOCK PURCHASE WARRANT
                                PURCHASE FORM

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, _________ shares (the Shares) provided for therein, and requests that certificates for the Shares be issued in the name of:

     (Please Print or Type Name, Address and Social Security Number)

and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant Certificate for the balance of the unpurchased Shares be registered in the name of the undersigned Warrant holder as below indicated and delivered to the address stated below:

(Please Print)

Dated:
Name of Warrant holder:
Address:

Signature:

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

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                                   EXHIBIT A

                    FORM OF LOCK-UP

                                   July 14, 2000

ScreamingMedia Inc.
601 West 26th Street
13th Floor
New York, NY 10001

Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Thomas Weisel Partners LLC
c/o Credit Suisse First Boston Corporation
11 Madison Avenue
New York, NY 10010

Dear Sirs:

     As an inducement to the Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in the establishment of a public market for the Common Stock, par value $0.01 per share (the "Securities"), of ScreamingMedia Inc., a Delaware corporation (the "Company"), the undersigned hereby agrees that from the date hereof and until 180 days after the public offering date set forth on the final prospectus used to sell the Securities (the "Public Offering Date") pursuant to the Underwriting Agreement, to which you are or expect to become parties, the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse First Boston Corporation.

     Any Securities received upon exercise of options granted to, or warrants held by, the undersigned will also be subject to this Agreement. Any Securities acquired by the undersigned in the open market will not be subject to this Agreement. A transfer of Securities to a family member or trust may be made, provided the transferee agrees to be bound in writing by the terms of this Agreement.

     In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby

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authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

     This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before the date that is 180 days after the date of this Agreement.

                                        Very truly yours,
                                        601 West Associates LLC


                                        ___________________________

                                        Name:______________________

                                        Title: ____________________

                                        Date: _____________________